Exhibit 99.1

united states bankruptcy court
district of DELAWARE

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MONTHLY OPERATING REPORT

Reporting Period: January 31, 2021 – February 27, 2021

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached	Affidavit/ Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X	X
Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations	MOR-1a	X	X	See Attestation
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Copies of bank statements				See Attestation
Cash disbursements journals				See Attestation
Statement of Operations by Legal Entity	MOR-2	X	X
Balance Sheet by Legal Entity	MOR-3	X	X
Status of Postpetition Taxes				See Attestation
Summary of Unpaid Postpetition Debts	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X
Opening Balance Sheet by Legal Entity	Exhibit A	X
Disbursements by Legal Entity	Exhibit B	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Anthony M. Saccullo

Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

Notes to the Monthly Operating Report (“MOR”)

Reporting Period: January 31, 2021 – February 27, 2021

General:

The Debtors filed for relief under chapter 11 of title 11 of the United States Code, §§ 101-1532, et seq. on December 3, 2020. Per agreement with the Office of the United States Trustee for the District of Delaware (the “U.S. Trustee”), the Debtors have prepared this monthly operating report on a fiscal month basis (this “MOR”) for the period from January 31, 2021 through February 27, 2021.

The financial information contained herein is unaudited, limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in these chapter 11 cases. This MOR is not prepared in accordance with GAAP and does not include all of the information and footnotes required thereby. Additionally, certain transactions that would be required to be included in GAAP financial statements are not reflected in this MOR. There can be no assurance that the financial information presented herein is complete, and readers are strongly cautioned not to place reliance on this MOR, which was not prepared for the purpose of providing the basis for an investment decision relating to the Debtors. The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this MOR includes certain normal recurring adjustments, but may not include all the adjustments that would typically be made for the quarterly and annual consolidated financial statements in accordance with GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that the Debtors apply in the preparation of its annual financial information in accordance with GAAP. Upon the application of such procedures, the Debtors believe that this financial information may be subject to change, and these changes could be material. The financial information contained herein is presented on a preliminary and unaudited basis and remains subject to future reconciliation and adjustment (which may be material). However, the Debtors are not required to publicly update this MOR to reflect more current facts or estimates, or upon the occurrence of future events, including if the facts, estimates, or assumptions upon which this MOR is based change.

The Debtors entered into an Asset Purchase Agreement to sell substantially all of the Debtors’ assets to Terramar Capital, LLC (the “Buyer”) effective 11:59 p.m. on January 30, 2021 (the “Sale Transaction”).

Notes to MOR-1:

Cash is received and disbursed by the Debtors as described in the Debtors' Motion for Entry of Interim and Final Orders (I) Authorizing Continued Use of the Debtors' Existing Cash Management System, Corporate Credit Card Program and Bank Accounts; (II) Waiving Certain United States Trustee Requirements; (III) Extending Time to Comply with Section 345(b) of the Bankruptcy Code; (IV) Authorizing Continued Performance of Intercompany Transactions; and (V) Granting Related Relief [D.I. 29] and is consistent with the Debtors’ historical cash management practices. Cash receipts and disbursements reflected herein include activity from January 31, 2021 to February 27, 2021. Cash receipts and disbursements were derived from the bank statements and accounting system. Cash receipts and disbursements related to intercompany transfers among the Debtors such as cash concentration account sweeps and expense reimbursements, are excluded from total cash receipts and disbursements set forth in MOR-1. Cash receipts and disbursements include certain intercompany expense transactions.

Notes to MOR-1a:

Amounts listed are the bank balances as of the close of business on February 27, 2021. Copies of the bank statements were not included with this MOR due to the voluminous nature of the statements and are available upon reasonable request in writing to counsel for the Debtors.

Notes to MOR-2 and MOR-3:

This MOR has been prepared on a legal entity basis for the Debtors.

As a result of the Debtors’ chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Bankruptcy Court actions, payments pursuant to Bankruptcy Court order, further developments with respect to, among other things, the reconciliation and adjudication of claims, determinations of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts, or other events. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. No assurance can be given as to the value, if any, that may be ascribed to the Debtors' various prepetition liabilities and other securities.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-1

Schedule of Cash Receipts and Disbursements

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

						Cumulative[1]
#		FCI	FSC	FHC	FLLC	1/31/21 - 2/27/21
1	Receipts
2	Credit Card and Cash Receipts[2]	$-	$1,157,397	$12,253,389	$-	$13,410,786
3	Inventory Liquidation	-	-	-	-	-
4	Federal Tax Refund	-	-	-	-	-
5	Total Receipts	-	1,157,397	12,253,389	-	13,410,786

6	Operating Disbursements
7	Payroll & Taxes[3]	1,684,767	283,051	-	-	1,967,818
8	Rent[4]	93,863	-	-	-	93,863
9	Inventory	-	1,310,460	-	-	1,310,460
10	Sales Tax[5]	792,593	-	-	-	792,593
11	Merchant Fees[5]	277,109	-	-	-	277,109
12	Employee Benefits	62,848	8,499	-	-	71,347
13	Marketing	-	192,502	-	-	192,502
14	Professional/Computer Services	-	87,264	-	-	87,264
15	Other A/P[6]	187,424	443,830	42	-	631,296
16	Total Operating Disbursements	3,098,603	2,325,607	42	-	5,424,252

17	Net Cash Flow from Operations	$(3,098,603)	$(1,168,210)	$12,253,347	$-	$7,986,535

18	Non-Operating Disbursements / (Receipts)
19	Debt Service[7]	-	2,153,905	-	-	2,153,905
20	State Taxes	-	-	-	-	-
21	Federal Taxes	-	-	-	-	-
22	CapEx	-	-	-	-	-
23	Tenant Allowance	-	-	-	-	-
24	Total Non-Operating Disbursements / (Receipts)	-	2,153,905	-	-	2,153,905

25	Net Cash Flow Before Restructuring	$(3,098,603)	$(3,322,115)	$12,253,347	$-	$5,832,630

26	Restructuring Related Disbursements
27	Professional Fees[8]	-	148,980	-	-	148,980
28	Credit Card Program Deposits	-	-	-	-	-
29	Utility Deposit and Other Reserves[9]	-	-	6,500,000	-	6,500,000
30	503(b)(9) and Critical Vendor Payments	-	-	-	-	-
31	KEIP/KERP	-	-	-	-	-
32	UST Fees	-	-	-	-	-
33	DIP Fees & Interest - Term	-	-	-	-	-
34	DIP Fees & Interest - Revolver	-	-	-	-	-
35	Prepetition Term Loan Repayment	-	-	-	-	-
36	Cure Costs	-	-	-	-	-
37	Funding to Professional Fee Account[10]	-	1,069,000	-	-	1,069,000
38	Total Restructuring Related Disbursements	-	1,217,980	6,500,000	-	7,717,980

39	Net Cash Flow	$(3,098,604)	$(4,540,095)	$5,753,347	$-	$(1,885,350)

40	Beginning Cash Balance	$3,121,217	$8,635,233	$19,714	$-	$11,776,164
41	Net Cash Flow	(3,098,604)	(4,540,095)	5,753,347	-	(1,885,351)
42	Borrowings	-	-	-	-	-
43	Repayments	(1,002,952)	-	-	-	(1,002,952)
44	Intercompany	3,529,644	(4,000,000)	470,356	-	-
45	Change in deposits in transfer	(257,770)	-	-	-	(257,770)
46	Ending Cash Balance	$2,291,536	$95,138	$6,243,418	$-	$8,630,092

Footnotes:

[1] Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.

[2] FHC receipts include $12.3M of proceeds from the Sale Transaction.  FSC receipts includes $1.2M of receipts refunded from Tiger related to sales made prior to the Sale Transaction.

[3] Payroll and taxes disbursements includes payments of January payroll which was paid in arrears and earned prior to the Sale Transaction.

[4] Rent disbursements includes payments of percent rent for January 2021 and rent settlement payments.

[5] Sales tax and merchant fee disbursements represent payments in arrears for sales made prior to the Sale Transaction.

[6] Other AP disbursements are primarily related to shipping.

[7] Debt service disbursements represents payoff of DIP loan.  The DIP loan was fully repaid as a result of the Sale Transaction.

[8] Professional fee disbursements represent DIP agent legal fees.

[9] Utility deposit and other reserve disbursements includes funding of $4.5M stub rent escrow account and $2.0M D&O insurance account as required under the Asset Purchase Agreement.

[10] $1.1M of professional fees were funded into the professional fee account per the terms of the DIP Credit Agreement.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-1a

Bank Account Balances, Debtor Statement with Respect to Bank Account Reconciliations

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

#	Debtor Entity	Account Number (Last 4 Digits)	Bank	Account Type	Period Ended 2/27/2021[1][2]
1	Francesca's Collections, Inc.	4644	Chase	Checking[3]	2,291,536
2	Francesca's Collections, Inc.	4669	Chase	Checking	-
3	Francesca's Holdings Corporation	9350	Chase	Checking	6,243,418
4	Francesca's Services Corporation	8238	Chase	Checking[4]	95,138
5	Reported Cash and Cash Equivalents at 2/27/2021				$8,630,092

6	Francesca's Services Corporation	5317	Chase	Professional Fee Account[5]	6,956,950

Footnotes:

[1] Cash balance represents book balance, which is net of outstanding checks and may differ from bank balance due to the timing of items being posted to the Debtors’ bank accounts.

[2] All petty cash, small depository and passthrough accounts, and the Certificate of Deposit (7861) were purchased by the Buyer as a part of the Sale Transaction.

[3] Excludes $521,562 of cash on bank statement that is not property of the estate.  Includes $230,465 of outstanding checks not included on bank statement.

[4] Excludes $938,286 of cash on bank statement that is not property of the estate.  Includes $637,791 of outstanding checks not included on bank statement.

[5] Professional Fee Account is included in restricted cash on Debtors' Balance Sheet.  Other restricted cash accounts are not included on MOR-1a.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-1a

Debtor Attestation to with Respect to Bank Account Reconciliations, Bank Statements and Open/Closed Bank Accounts

Reporting Period: January 31, 2021 – February 27, 2021

Bank Account Reconciliations & Cash Disbursement Journal

The Debtors affirm that bank account reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within their financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statement

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Open/Closed Bank Accounts

The Debtors opened two bank accounts in February 2021.

The Debtors closed two bank accounts in February 2021:

Under the Asset Purchase Agreement, all petty cash, the Certificate of Deposit (7861), and the following accounts were purchased by the Buyer: Chase (9049), Bank of America (5309), Regions (5744), Citizens (9450), BB&T (4465), PNC (3154), Fifth Third (4758), US Bank (8807), IBC (2091), Pinnacle Bank (0085), Community First National (4128), First Citizens Bank (0596), Chase (8962), Chase (3265), and Chase (4651).

Anthony M. Saccullo	Date

Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-1b

Schedule of Professional Fees and Expenses Paid

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

There were no payments made to bankruptcy professionals between January 31, 2021 and February 27, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-2

Statement of Operations by Legal Entity

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

#	Category	FCI	FSC	FHC	FLLC	Consolidated

1	Net sales	$-	$-	$-	$-	$-
2	Cost of goods sold and occupancy costs	-	-	-	-	-
3	Gross profit	-	-	-	-	-

4	Selling, general and administrative expenses[1]	223,104	3,080	42	-	226,226
5	(Loss) income from operations	(223,104)	(3,080)	(42)	-	(226,226)

6	Restructuring (expenses)[2]	-	(606,893)	-	-	(606,893)
7	Gain (loss) on assets[3]	-	400	-	-	400
8	Interest income (expense)	-	-	-	-	-
9	Other income (expense)[4]	(2,778)	-	-	-	(2,778)
10	(Loss) income before income tax expense	(225,882)	(609,573)	(42)	-	(835,497)

11	Income tax expense	-	-	-	-	-
12	Net (loss) income	$(225,882)	$(609,573)	$(42)	$-	$(835,497)

Footnotes:

[1] FCI selling, general and administrative expenses ("SG&A") are primarily related to expense accrual reversals for payroll, payroll taxes, benefits, and merchant fees.

[2] Restructuring expenses includes $607K of restructuring professional fees.

[3] FSC gain on assets includes adjustments for shortages and damages on prior shipment receipts.

[4] FCI other expense includes January 2021 sales tax adjustments.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-3

Balance Sheet by Legal Entity

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

Balance Sheet at 02/27/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated

	Assets
	Current Assets
1	Cash and cash equivalents	$2,291,536	$95,138	$6,243,418	$-	$-	$8,630,092
2	Accounts receivable[1]	34,187,846	255,339,221	1,250,000	-	(255,339,221)	35,437,846
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[2]	1,454,728	17,148,108	-	-	-	18,602,835
5	Total Current Assets	41,730,437	272,582,466	7,493,418	-	(259,135,548)	62,670,773

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[3]	73,741	12,094	-	-	-	85,835

9	Total Assets	$41,804,178	$272,594,560	$7,493,418	$-	$(259,135,548)	$62,756,608

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$259,494,810	$21,660,545	$857,028	$-	$(255,339,221)	$26,673,162
11	Accrued liabilities[4]	219,683	239,968	-	-	-	459,650
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[5]	56,032,976	101,918	-	-	-	56,134,895
14	Total Current Liabilities	315,747,469	22,002,431	857,028	-	(255,339,221)	83,267,707

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net	-	-	-	-	-	-
17	Other liabilities	(209,976,567)	53,968,048	156,528,841	-	(520,322)	-

18	Total Liabilities	105,770,902	75,970,479	157,385,869	-	(255,859,543)	83,267,707

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(63,966,724)	188,014,542	(103,068,049)	-	5,333,534	26,313,303
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(63,966,724)	196,624,081	(149,892,451)	-	(3,276,005)	(20,511,099)

25	Total Liabilities And Stockholders' Equity	$41,804,178	$272,594,560	$7,493,418	$-	$(259,135,548)	$62,756,608

Footnotes:

[1] Accounts receivable includes $33.9M income tax receivable, a $1.25M promissory note (due December 31, 2021) as a result of the Sale Transaction, and $268K of sales tax receivables.

[2] Prepaid expenses and other current assets includes $1.3M of prepaid D&O insurance and restricted cash as detailed in the table below:

[3] Other assets, Net includes $74K of prepetition boutique utility and security deposits held by FCI and $12K of store supply deposits held by FSC that will be used to offset future payments.

[4] FCI accrued liabilities includes $188K of accrued payroll taxes and $32K of accrued sales tax.  FSC accrued liabilities includes $240K of accrued severance and payroll taxes.

[5] FCI current portion of operating lease liabilities includes $31.4M of unpaid rent, $24.4M of lease rejection costs, and $265K of percent rent accruals.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

Debtor Attestation with Respect to Postpetition Taxes

Reporting Period: January 31, 2021 – February 27, 2021

Anthony M. Saccullo hereby declares under penalty of perjury:

I am the Wind-Down Officer appointed by order of the United States Bankruptcy Court for the District of Delaware [D.I. 475] in the above-captioned case to oversee the bankruptcy of the debtors and debtors in possession (collectively the "Debtors"). I am familiar with the Debtors’ day-to-day operations, business affairs, and books and records. I am authorized to submit this statement on behalf of the Debtors.

All statements in this statement are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors' operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents, discussions with other employees of the Debtors or opinion.

To the best of my knowledge, information, and belief, and except as otherwise set forth in the MOR, all of the Debtors have filed all the necessary federal, state and local tax returns, or extensions related there to, and have timely made (or are in the process of remediating any immaterial late filings or prepayments) all related required postpetition tax payments, which are not subject to dispute or reconciliation, and are current.

Anthony M. Saccullo	Date

Wind-Down Officer

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-4

Summary of Unpaid Postpetition Debts

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

			Days Past Due[4]
#	Accounts Payable	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	>91 Days	Total

1	Combined Debtors[1][2][3]	$93,569	$841,086	$580,161	$-	$-	$1,514,817

Footnotes:

[1] The postpetition accounts payable represents open and outstanding trade vendor invoices that have been entered into the Debtors’ accounts payable system.

[2] This summary does not include accruals or intercompany payables.

[3] The postpetition accounts payable do not include any amounts for retained professionals.

[4] The Debtors' accounts payable system has incorrect aging information.  The Debtors have paid post-petition invoices as they come due based on vendor terms.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-5

Accounts Receivable Reconciliation and Aging

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

Accounts Receivable Reconciliation

#	Reconciliation	Beginning Accounts Receivable	Change in Accounts Receivable	Ending Accounts Receivable

1	Total Accounts Receivable[1][2]	$51,123,215	$(15,685,369)	$35,437,846

Accounts Receivable Aging

			Days Past Due
#	Aging	Current	0 - 30 Days	31 - 60 Days	61 - 90 Days	91+ Days	Total	Uncollectible	AR (Net)

2	Income Tax Receivables	$33,919,921	$-	$-	$-	$-	$33,919,921	$-	$33,919,921
3	Transaction Receivables[3]	1,250,000	-	-	-	-	1,250,000	-	1,250,000
4	Sales Tax Receivables	267,925	-	-	-	-	267,925	-	267,925
5	Landlord Receivables	-	-	-	-	-	-	-	-
6	Total Accounts Receivable[1][2]	$35,437,846	$-	$-	$-	$-	$35,437,846	$-	$35,437,846

Footnotes:

[1] Amounts are aged from the due date and shown on a gross basis before any adjustment for estimated bad debts and other uncollectable amounts.

[2] This summary does not include any accrued fees, discounts or intercompany receivables.

[3] Transaction receivables includes $1.25M promissory note due December 31, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

MOR-5

Debtor Questionnaire

Reporting Period: January 31, 2021 – February 27, 2021

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.		X1
5.	Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X2

1 There are no employees or locations being operated by the Debtors as of February 1, 2021. As such, the only insurance policy of the Debtors in effect as of February 1, 2021, is the Debtors’ D&O insurance.

2 The Debtors opened two escrow accounts, #3362 and #3370, at JPMorgan Chase in February 2021. Both new accounts are registered debtor-in-possession accounts and were disclosed to the U.S. Trustee via email on February 9, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

Exhibit A

Balance Sheet by Legal Entity

Reporting Period: January 31, 2021 – February 27, 2021

($’s in USD)

Opening Balance Sheet at 01/31/2021

#	Category	FCI	FSC	FHC	FLLC	Eliminations	Consolidated[1]

	Assets
	Current Assets
1	Cash and cash equivalents	$3,121,217	$8,635,233	$19,714	$-	$-	$11,776,164
2	Accounts receivable[2]	35,232,923	257,647,018	13,497,132	-	(255,253,858)	51,123,215
3	Inventories	3,796,328	-	-	-	(3,796,328)	-
4	Prepaid expenses and other current assets[3]	254,825	8,912,134	-	-	-	9,166,959
5	Total Current Assets	42,405,292	275,194,385	13,516,846	-	(259,050,185)	72,066,338

6	Operating lease right-of-use assets, net	-	-	-	-	-	-
7	Property and equipment, net	-	-	-	-	-	-
8	Other assets, Net[4]	74,019	12,094	-	-	-	86,113

9	Total Assets	$42,479,311	$275,206,479	$13,516,846	$-	$(259,050,185)	$72,152,451

	Liabilities And Stockholders' Equity
	Current Liabilities
10	Accounts payable	$260,619,374	$24,540,326	$857,028	$-	$(255,253,858)	$30,762,870
11	Accrued liabilities[5]	2,364,124	568,091	-	-	-	2,932,214
12	Current portion of long-term debt	-	-	-	-	-	-
13	Current portion of operating lease liabilities[6]	55,585,968	101,918	-	-	-	55,687,886
14	Total Current Liabilities	318,569,465	25,210,335	857,028	-	(255,253,858)	89,382,970

15	Operating lease liabilities	-	-	-	-	-	-
16	Long-term debt, net[7]	-	2,445,084	-	-	-	2,445,084
17	Other liabilities	(212,349,311)	50,317,406	162,552,228	-	(520,322)	-

18	Total Liabilities	106,220,154	77,972,824	163,409,255	-	(255,774,180)	91,828,054

19	Preferred Stock	-	-	-	-	-	-

	Stockholders' Equity
20	Common stock	-	1	39,449	-	(2)	39,448
21	APIC	-	8,609,538	113,157,531	-	(8,609,537)	113,157,532
22	Retained earnings	(63,740,842)	188,624,115	(103,068,007)	-	5,333,534	27,148,800
23	Treasury stock	-	-	(160,021,383)	-	-	(160,021,383)
24	Total Stockholders' Equity	(63,740,842)	197,233,654	(149,892,409)	-	(3,276,005)	(19,675,602)

25	Total Liabilities And Stockholders' Equity	$42,479,311	$275,206,479	$13,516,846	$-	$(259,050,185)	$72,152,451

Footnotes:

[1] The Debtors sold substantially all assets on January 30, 2021 as a part of the Sale Transaction.

[2] Accounts receivable includes $34.0M of income tax receivables, $17.1M of Sale Transaction receivables, and $34K of other receivables.  The $17.1M of Sale Transaction receivables are a result of the Sale Transaction closing on a Saturday.  On February 1, 2021, the Buyer funded $12.2M in cash to the Debtors, $3.6M was placed in escrow, and the remaining $1.25M is reflected as a promissory note due December 31, 2021.

[3] Prepaid expenses and other current assets includes $5.9M professional fee account held by FSC as restricted cash, $3.7M of FSC prepaid expenses (including $1.5M of D&O insurance prepayments, $800K of professionals vendor credits, $384K of freight vendor credits, $280K of inventory vendor credits, $32K of other vendor credits, and $10K of prepaid subscriptions), $205K utility deposit account held by FCI as restricted cash, $45K of FCI inventory vendor credits, and $5K of FCI checks written for future months.

[4] Other assets, Net includes $74K of prepetition boutique utility and security deposits held by FCI and $12K of store supply deposits held by FSC that will be used to offset future payments.

[5] Accrued liabilities includes $1.7M of accrued payroll and taxes for FCI, $666K of accrued sales tax for FCI, and $564K of accrued payroll and taxes for FSC.

[6] FCI current portion of operating lease liabilities includes $31.5M of unpaid rent, $24.4M of lease rejection costs, and $292K of percent rent accruals, offset by $524K of rent overpayments.

[7] Long-term debt, net includes $2.4M of remaining balance on DIP Credit facility as of January 30, 2021.

In re:	Case No. 20-13076 (BLS)
Francesca’s Holdings Corporation, et al.	Reporting Period: January 31, 2021 – February 27, 2021
Debtors

Exhibit B

Disbursements by Legal Entity

Reporting Period: January 31, 2021 – February 27, 2021

 ($’s in USD)

#	Debtor Name	Abbreviation	Case Number	Disbursements[1]

1	Francesca's Holdings Corporation	FHC	20-13076	$6,500,042
2	Francesca's, LLC	FLLC	20-13077	-
3	Francesca's Collections, Inc.	FCI	20-13078	3,098,603
4	Francesca's Services Corporation	FSC	20-13079	5,697,492
5	Total			$15,296,137

[1] Includes disbursements made January 31, 2021 - February 27, 2021.